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          [KPMG Netherlands, N.V. - an Affiliate of KPMG International]

                                                                    Exhibit 23.3




                                 April 13, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:  TRIMOL GROUP, INC.

Dear Ladies and Gentlemen:

         We have read Item 8 of Trimol Group, Inc.'s Form 10-KSB for its fiscal year ended December 31, 1999 and are in agreement with the statements contained therein regarding the undersigned.


                                  Sincerely,

                                  By: /s/ KPMG Netherlands, N.V.
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